                                                                    EXHIBIT 1.4



                             UNDERWRITING AGREEMENT


                             SCI FINANCING [I][II]
                               (a Delaware Trust)

                   Trust Issued Preferred Securities ("TIPS")

                       guaranteed to the extent set forth
                           in certain undertakings by

                       SERVICE CORPORATION INTERNATIONAL


                                                              [        ], [    ]

To the Underwriter or
Underwriters named in
the within mentioned
Terms Agreement

Ladies and Gentlemen:

                 SCI Financing [I][II], a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Section 3801 et seq.) (the "Trust"), and Service Corporation International, a Texas corporation, as guarantor and provider of certain undertakings (the "Guarantor"), propose to issue and sell from time to time shares of Trust Issued Preferred Securities of the Trust (the "Preferred Securities") guaranteed by the Guarantor as to the payment of dividends, as, if and when legally declared, and as to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee" and together with the Common Securities Guarantee (as hereinafter defined), the "Guarantees") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement") dated as
of [           ], [    ], between the Guarantor and [          ], as Trustee
(the "Guarantee Trustee"). The Preferred Securities, together with the related Preferred Securities Guarantee, are collectively referred to herein as the "Securities." The Preferred Securities will be entitled to the benefits of certain backup undertakings described in the Prospectus (as defined below) with respect to the Guarantor's agreement pursuant to the Supplemental Indenture (as defined below) or the Guarantor Supplemental Indenture (as defined below), as the case


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may be, to pay all expenses relating to the administration of the Trust (the
"Undertakings"). The Preferred Securities may be convertible into shares of Common Stock, $1.00 par value, of the Guarantor (the "Guarantor Common Stock") or exchangeable for shares of Preferred Stock, $1.00 par value, of the Guarantor (the "Guarantor Preferred Stock"), in each case as set forth in the Prospectus Supplement (as defined below). The Securities, unsecured debt securities (the "Debt Securities") to be issued and sold to the Trust by SCI Financing Corporation ("SCI Financing"), a Delaware corporation and a wholly owned subsidiary of the Guarantor, the subordinated guarantee of the Debt Securities by the Guarantor (the "Debt Securities Guarantee"), the Guarantor Preferred Stock and the Guarantor Common Stock are registered under the registration statement referred to in Section 4(i) hereof. The Preferred Securities and the Common Securities will be issued pursuant to the amended and
restated declaration of trust of the Trust, dated as of [        ], [    ] (the
"Declaration"), among the Guarantor, as Sponsor, [       ] and [       ] (the
"Regular Trustees") and [        ], a Delaware banking corporation, as property
trustee (the "Property Trustee" and together with the Regular Trustees, the "Trustees") and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Preferred Securities may be issued in one or more series, may have varying distribution, payment and liquidation preferences, voting rights and redemption provisions as described in the Declaration. The Debt Securities will be issued pursuant to an indenture,
dated as of [             ], [    ] (the "Base Indenture"), among the
Guarantor, SCI Financing and [    ], as trustee (the "Debt Trustee"), and a
supplement to the Base Indenture, dated as of [           ], [    ] (the
"Supplemental Indenture", and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), among the Guarantor, SCI Financing and the Debt Trustee. The entire proceeds of the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Guarantor of its Common Securities (the "Common Securities") guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee") and together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), dated as of [
], [    ] between the Guarantee Trustee, as Trustee, and will be used by the Trust to purchase Debt Securities, as set forth in the Prospectus
Supplement.

                 The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement of the type referred to below relating to, among other things, the designation and series of Preferred Securities and the number of shares of

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                                      -3-




Preferred Securities (together with the Preferred Securities Guarantee, the "Underwritten Securities") to be issued and sold by the Trust and the Guarantor pursuant thereto and to be purchased, severally, by the underwriter or several underwriters named therein (the "Underwriters"). The Terms Agreement, which shall be in the form of Exhibit I hereto (the "Terms Agreement"), relating to the Underwritten Securities and such additional shares of Securities that the Underwriters may be granted an option to purchase by the Trust and the Guarantor to cover over-allotments in connection with any offering of Underwritten Securities (the "Option Securities" and together with the Underwritten Securities, the "Offered Securities"), together with the provisions hereof incorporated therein by reference (which provisions shall not become effective until so incorporated by reference), is herein referred to as this "Agreement." The Terms Agreement may reflect that a portion of the Underwritten Securities are to be sold to the several U.S. underwriters named therein (the "U.S. Underwriters") in connection with the offering and sale of a portion of the Underwritten Securities in the United States and Canada (the "U.S. Underwritten Securities") to United States and Canadian persons (as defined in the instruments governing the coordination of the offering by the U.S. Underwriters and the International Managers (as defined below) named therein) and that the balance of the Underwritten Securities (the "International Underwritten Securities") are to be sold to the several international managers named therein (the "International Managers") in connection with the offering and sale of such International Underwritten Securities outside the United States and Canada to persons other than United States and Canadian persons. In such event, as used herein, the term "Underwriters" refers to the U.S. Underwriters and the International Managers, and the term "Representatives" refers to the U.S. Representatives named therein of the U.S. Underwriters and the International Representatives named therein of the International Managers. If the Underwriters consist only of the firm or firms referred to in the Terms Agreement as the Representative or Representatives, then the terms "Underwriters" and "Representatives," as used herein, shall be deemed to refer to such firm or firms.

                 The obligations of the Underwriters to purchase, and the Trust and the Guarantor to sell, the Offered Securities are evidenced by the Terms Agreement delivered at the time the Trust and the Guarantor determine to sell the Offered Securities and, without the execution and delivery of the Terms Agreement, the Trust and the Guarantor shall not be obligated to sell, and the Underwriters shall not be obligated to purchase, any Securities pursuant to this Agreement. The Terms Agreement specifies the firm or firms which will be Underwriters, the amount of the Offered Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Offered Securities, the public offering price, if any, of the Offered Securities and any

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                                      -4-



terms of the Offered Securities not otherwise specified in the applicable Declaration (including, but not limited to, designations, denominations, conversion or exchange provisions, covenants, dividend rates and payment dates, distributions, payments, liquidation preferences and redemption provisions). The Terms Agreement specifies any details of the terms of the offering that should be reflected in a post-effective amendment to the applicable Registration Statement or the Prospectus Supplement (each as hereinafter defined).

                 The terms which follow, when used in this Agreement, shall have the meanings indicated. "Registration Statement" shall mean the registration statement or registration statements relating to the Offered Securities, the Guarantees, the Debt Securities and the Debt Securities Guarantee (and such other securities of the Guarantor and its subsidiaries or other controlled or sponsored entities as may be included therein) which shall be the registration statement on Form S-3 filed under the Securities Act of 1933, as amended (collectively with the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, the "Securities Act"), referred to in Section 4(i) below, including all documents incorporated therein by reference and all exhibits thereto, as from time to time amended or supplemented pursuant to the Securities Act, the Securities Exchange Act of 1934, as amended (collectively with the rules and regulations of the Commission thereunder, the "Exchange Act"), or otherwise, including as supplemented by the Prospectus Supplement, on or prior to the date of execution and delivery of the Terms Agreement (the "Representation Date") and, in the event any such amendment or supplement is filed prior to the Closing Date (as defined in Section 3 hereof), including by the filing of any Prospectus Supplement or document incorporated by reference, shall also mean such registration statement as so amended or supplemented. "Prospectus" shall mean the prospectus (including the related Prospectus Supplement with respect to the Offered Securities) relating to the Securities (and such other securities of the Guarantor as may be covered thereby), including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Act, the Exchange Act or otherwise; provided, however, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the Offered Securities to which it relates. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement, or the issue date of any preliminary prospectus or the Prospectus, as the case may be, and on or prior to the completion of the applicable offering and which is deemed to be incorporated therein by reference.

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                                      -5-




                 1. Agreements to Sell and Purchase. Each of the Trust and the Guarantor agrees to issue and sell to each Underwriter as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase at the price per share set forth in the Terms Agreement, severally and not jointly, from the Trust and the Guarantor the respective number of Underwritten Securities set forth opposite the name of such Underwriter on the annex or annexes to Exhibit 1 hereto (or such number of Underwritten Securities, as the case may be, increased as set forth in Section 9 hereof, subject to such adjustments to eliminate any fractional Offered Securities as the Representatives in their sole discretion may make).

                 If, pursuant to the Terms Agreement, the Trust and the Guarantor shall have granted the option to the Underwriters to purchase Option Securities, each of the Trust and the Guarantor agrees to sell to the Underwriters designated in the Terms Agreement to purchase Option Securities (each, an "Option Securities Underwriter" and collectively, the "Option Securities Underwriters") the Option Securities, and the Option Securities Underwriters shall have a one-time right to purchase, severally and not jointly, the Option Securities on the terms set forth in the Terms Agreement. Option Securities may be purchased as provided below solely for the purpose of covering over-allotments made in connection with the offering of the Underwritten Securities. If any Option Securities are to be purchased, each Option Securities Underwriter agrees, severally and not jointly, to purchase the number of Option Securities (subject to such adjustments to eliminate any fractional Offered Securities as the Representatives designated in the Terms Agreement in their sole discretion may make) that bears the same proportion to the total number of Option Securities to be purchased as the number of Underwritten Securities set forth in the annex or annexes to Exhibit 1 hereto opposite the name of such Option Securities Underwriter bears to the total number of Underwritten Securities to be purchased by all Option Securities Underwriters.

                 The Option Securities Underwriters may exercise the option to purchase the Option Securities at any time on or before the thirtieth day following the Representation Date, by written notice from the Representatives designated in the Terms Agreement to the Trust and the Guarantor. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

                 The Guarantor hereby irrevocably and unconditionally guarantees the timely performance by the Trust of the Trust's obligations under this Section 1. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that proceeds of the sale of the Offered Securities will be combined with the entire proceeds from the sale by the Trust to the Guarantor of the Common Securities and will be used by the Trust to purchase the Debt Securities issued by SCI Financing or the Guarantor, as the case may be, the Guarantor hereby agrees to pay at each of the Closing Date and the Additional Closing Date to the Underwriters the amount of compensation per Offered Security purchased by the Underwriters set forth in the Terms Agreement.

                 2. Terms of Public Offering. The Trust and the Guarantor understand that the Underwriters intend (i) to make a public offering of the Offered Securities as soon after the Prospectus Supplement has been filed and the Terms Agreement has been executed and delivered, and the Declaration, the applicable Indenture and the Preferred Securities Guarantee have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act") as in the judgment of the Representatives is advisable and (ii) initially to offer the Offered Securities upon the terms set forth in the Prospectus Supplement, and the Underwriters will advise the Trust as to any alteration in the terms of such offering that would require, pursuant to the Securities Act, any amendment or supplement to the Prospectus Supplement.

                 3. Delivery of the Offered Securities and Payment Therefor. Payment for the Offered Securities shall be made to the Trust or to the Trust's order by certified or official bank check or checks payable in New York Clearing House or other next day funds in such location as the Representatives shall designate in the Terms Agreement at, in the case of the Underwritten Securities, such time and date as are specified in the Terms Agreement, or at such other time on the same or such other date, not later than the fifth Business Day (as hereinafter defined) thereafter, as the Representatives, the Trust and the Guarantor may agree upon in writing or, in the case of the Option Securities, on the date and at the time specified by the Representatives designated in the Terms Agreement to exercise such option in the written notice by such Representatives of the election to purchase such Option Securities by the Option Securities Underwriters. The time and date of such payment for the Underwritten Securities are referred to herein as the "Closing Date" and the time and date for such payment for the Option Securities, if other than the Closing Date, are herein referred to as the "Additional Closing Date". As used

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                                      -7-



herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. At the Closing Date or the Additional Closing Date, as the case may be, the Guarantor will pay the compensation payable to the Underwriters pursuant to Section 1 in respect of the Offered Securities being purchased by the Underwriters on such date, such payment to be made to the Representatives or their order for the account of the several Underwriters by [wire transfer of immediately available funds] [certified or official bank check or checks payable in New York Clearing House or other next day funds].

                 Payment for the Offered Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Offered Securities to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Offered Securities duly paid by the Guarantor. The Guarantor hereby agrees to pay any such transfer taxes. The certificates for the Offered Securities will be made available for inspection and packaging by the Representatives not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

                 4. Representations and Warranties of the Trust and the Guarantor. Each of the Trust and the Guarantor jointly and severally represents and warrants to each Underwriter as of the Representation Date and as of the Closing Date that:

                   (i)    A registration statement on Form S-3 (Registration
         Nos. 33-[      ] and 33-[      ]-01), including a prospectus, with
         respect to the Securities (and such other securities of the Guarantor and its subsidiaries or other controlled or sponsored entities as may be covered thereby), (i) has been prepared by the Trust and the Guarantor in conformity with the requirements of the Securities Act,
         (ii) has been filed with the Commission and (iii) has become effective. Such Registration Statement and the related prospectus may have been amended or supplemented from time to time prior to the Representation Date; any such amendment to the applicable Registration Statement was so prepared and filed and any such amendment has become effective. A prospectus supplement (the "Prospectus Supplement"), including a prospectus, relating to the Offered Securities has been prepared. The Prospectus Supplement and, if not previously filed, such prospectus will be filed pursuant to Rule 424 under the Securities Act. If the offering of the Offered Securities is to be made by U.S.

         Underwriters and International Managers, two such prospectus supplements, one relating to the Offered Securities to be sold by the U.S. Underwriters and one relating to the Underwritten Securities to be sold by the International Managers, and each identical to the other except for the cover page, have been so prepared and filed. In such event, the term "Prospectus Supplement" refers to such international and U.S. prospectus supplements. Copies of such Registration Statement and the Prospectus relating thereto, any such amendment or supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the Representation Date (including one fully executed copy of the Registration Statement and of each amendment thereto for counsel for the Underwriters) have been delivered to each of the Representatives. The Trust and the Guarantor have included in the Registration Statement, as amended at the date the Registration Statement was declared effective (the "Effective Date"), all information (other than information relating specifically to the terms of any particular series of Securities and the offering thereof) required by the Securities Act to be included in the Prospectus with respect to the Offered Securities (and the Guarantor Common Stock) and the offering and sale thereof. Except to the extent that the Underwriters shall agree in writing to a modification, the Registration Statement and the Prospectus shall be in all substantive respects in the form furnished to the Underwriters prior to the Representation Date or, to the extent not completed at the Representation Date, shall contain only such specific additional information and other changes as the Trust and the Guarantor have advised the Underwriters, a reasonable time prior to the Representation Date, is to be included or made therein and as to which the Underwriters have not reasonably objected.

                  (ii) The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Registration Statement and the Prospectus, as of the Representation Date and at the Closing Date, and any amendment or supplement thereto, conformed or will conform in all material respects to the requirements of the Securities Act; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that neither the Trust nor the Guarantor makes any representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information relating to any Underwriter furnished to the Guarantor by or on behalf of any Underwriter expressly for use therein.

                 (iii) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission.

                  (iv) (A) No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose are pending before or threatened by the Commission and (B) each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and did not, or will not when so filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                   (v) Ernst & Young and Coopers & Lybrand, who are reporting upon the audited financial statements and the supporting schedules of the Guarantor included or incorporated by reference in the Registration Statement and the Prospectus, in the case of Ernst & Young, were, at the time of their report, and, in the case of Coopers & Lybrand, are, independent public accountants within the meaning of the Securities Act. The financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, present fairly the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis, except as set forth therein, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. If pro forma financial information is included in or incorporated by reference into the Registration Statement and the Prospectus, such pro forma financial information (including, without limitation, the notes thereto) as of the date presented (A) presented fairly in all material respects the information shown therein, (B) was prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act, (C) was prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (D) was properly computed on the bases described therein. In the opinion of the Trust and the Guarantor, the assumptions used in the preparation of any such pro forma financial information (including, without limitation, the notes thereto) were fair and reasonable and the adjustments used therein were appropriate to give effect to the transactions or circumstances referred to therein. No pro forma financial statements or other pro forma financial information is required to be included or incorporated by reference in the Registration Statement and the Prospectus other than those included or incorporated by reference therein.

                  (vi) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Terms Agreement, the Preferred Securities, the Common Securities and the Declaration (collectively, the "Trust Documents"), and is not required to be authorized to do business in any other jurisdiction; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; the Trust is and will be treated as a consolidated subsidiary of the Guarantor pursuant to generally accepted accounting principles; and the Trust does not own, directly or indirectly, any shares of stock or any other equity or short- or long-term debt securities (other than the Debt Securities) or have any other equity interest in any firm, partnership, joint venture or other entity.

                 (vii) The Guarantor has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Texas; the Guarantor has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement and the Prospectus, to enter into this Agreement, the Terms Agreement, the Declaration, the Indenture and the Debt Securities Guarantee and each of the Guarantees (collectively, the "Guarantor Documents") and to purchase, own, and hold the Common Securities issued by the Trust; and the Guarantor is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Guarantor and its subsidiaries, taken as a whole (each, a "Guarantor Material Adverse Effect").

                (viii) SCI Financing has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into the Indenture; SCI Financing conducts no business other than serving as a financing subsidiary of the Guarantor; and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect.

                  (ix) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus; and the issuance of the Common Securities is not subject to preemptive or other similar rights. All of the issued and outstanding Common Securities are owned by the Guarantor, free and clear of all liens, encumbrances, security interests, claims and restrictions on transferability and voting (other than any restrictions on transferability as may arise under the Trust Agreements (as defined below) and state and federal securities laws).

                   (x) Each direct and indirect foreign and domestic subsidiary of the Guarantor listed on Schedule I hereto, which constitute all of the significant subsidiaries of the Guarantor within the meaning of Rule 1-02 of Regulation S-X under the Exchange Act (each, a "Subsidiary" and collectively, the "Subsidiaries"), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so incorporated, be in existence, have such power and authority, be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and, except as set forth in the Registration Statement and the Prospectus, are owned by the Guarantor, directly or indirectly, free and clear of all liens, encumbrances, security interests, claims and restrictions on transferability and voting (other than any restrictions on transferability as may arise under state and federal securities laws). Except as set forth in the Registration Statement and the Prospectus, there are no outstanding
         (i) securities or obligations convertible into or exchangeable or exercisable for any shares of capital stock of, or other interest in, the Trust, the Guarantor or any Subsidiary, (ii) rights, warrants or options to acquire or purchase any shares of capital stock of, or other interest in, the Trust, the Guarantor or any Subsidiary or any such convertible, exchangeable or exercisable securities or obligations, or (iii) obligations or understandings to issue or sell any shares of capital stock of, or other interest in, the Trust, the Guarantor or any Subsidiary, any such convertible, exchangeable or exercisable securities or obligations, or any such warrants, rights or options, except as have been disclosed to the Underwriters in writing prior to the date hereof and except for (A) issuances of shares of Guarantor Common Stock and options to acquire Guarantor Common Stock after the date of the most recent information set forth in the Registration Statement and the Prospectus pursuant to the Guarantor's employee benefit plans as in effect on the date hereof and (B) issuances after the date of the most recent information set forth in the Registration Statement and the Prospectus of convertible debentures of the Guarantor and Guarantor Common Stock pursuant to the Guarantor's Registration Statement on Form S-4 (Registration No. 33-54996) (the "S-4").

                  (xi) There are no partnerships in which the Guarantor or any of the Subsidiaries has any direct or indirect controlling interest that would constitute a significant subsidiary within the meaning of Rule 1-02 of Regulation S-X under the Exchange Act. Except for the capital stock of the Trust, SCI Finance LLC, a Texas corporation ("LLC") and the Subsidiaries and except as set forth in the Registration Statement and the Prospectus, the Guarantor does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

                 (xii) This Agreement and the Terms Agreement have been duly and validly authorized, executed and delivered by each of the Trust and the Guarantor.

                (xiii) Since the date of the latest consolidated financial statements of the Guarantor and the Subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, except as set forth in or expressly contemplated by the Registration Statement and the Prospectus, there has not been (A) any change in the Guarantor's or the Trust's issued capital stock or options, except with respect to the Guarantor (I) pursuant to the exercise of options or the conversion or exchange of outstanding convertible or exchangeable securities of the Guarantor, LLC or the Trust, (II) issuances of shares of Guarantor Common Stock and options to acquire Guarantor Common Stock issued after the date of such financial statements pursuant to the Guarantor's employee benefit plans as in effect or the date hereof and (III) issuances after the date of such financial statements of convertible debentures of the Guarantor and Guarantor Common Stock pursuant to the S-4, (B) any material adverse change in the management, condition (financial or otherwise), earnings, business affairs or business prospects of the Trust (each, a "Trust Material Adverse Change," and any event or state of facts which could, singly or in the aggregate, reasonably be expected to result in a Trust Material Adverse Change is herein referred to as a "Prospective Trust Material Adverse Change"), whether or not arising from transactions or events occurring in the ordinary course of business, or (C) any material adverse change in the management, condition (financial or otherwise), earnings, business affairs or business prospects of the Guarantor and the Subsidiaries, taken as a whole (each, a "Guarantor Material Adverse Change," and any event or state of facts which could, singly or in the aggregate, reasonably be expected to result in a Guarantor Material Adverse Change is herein referred to as a "Prospective Guarantor Material Adverse Change"), whether or not arising from transactions or events occurring in the ordinary course of business.

                 (xiv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth therein, (A) there have been no transactions or contracts (written or oral) entered into or agreed to be entered into by the Trust, the Guarantor or any of the Subsidiaries (other than those in the ordinary course of business) which are material to the Trust, or the Guarantor and the Subsidiaries considered as a whole and (B) there has been no dividend or distribution of any kind declared, paid or made by the Trust or the Guarantor on any class of its capital stock other than regularly scheduled quarterly dividends by the Guarantor in accordance with past practice of the Guarantor.

                  (xv) As of the date of the Prospectus Supplement, the Guarantor has the authorized, issued and outstanding capitalization set forth in the Prospectus under "Capitalization." The authorized capital stock of each of the Trust and the Guarantor conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus, and all of the outstanding shares of capital stock of the Guarantor have been duly authorized, validly issued, and are fully paid and non-assessable and are not subject to any preemptive or similar rights. The rights agreement dated as of July 18, 1988 between the Guarantor and Texas Commerce Bank National Association as rights agent, as amended to date (the "Rights Agreement") has been duly authorized, executed and delivered by the Guarantor; the rights (the "Rights") to purchase the Guarantor's Series C Junior Participating Preferred Stock (the "Series C Preferred Stock") outstanding thereunder and, if the Offered Securities are convertible into the Guarantor Preferred Stock, to be issued upon the conversion of the Offered Securities have been duly authorized; the Series C Preferred Stock to be issued upon exercise of the Rights has been duly authorized; and the description of the Rights Agreement and the Rights set forth in the Registration Statement and the Prospectus is accurate in all material respects.

                 (xvi) The Declaration establishing the Offered Securities set forth in the Terms Agreement has been duly authorized by the Guarantor as Sponsor of the Trust pursuant to the Certificate of Trust
         filed with the State of Delaware on [         ], [    ] (the
         "Certificate of Trust", and together with the Declaration, the "Trust Agreements") and, on the Closing Date, will have been duly executed and delivered by the Guarantor and the Trustees and, assuming due authorization, execution and delivery of the Declaration by the Property Trustee (as defined below), the Declaration will, on the Closing Date, be a valid and binding obligation of the Guarantor and the Trustees, enforceable against the Guarantor and the Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (such exceptions to enforceability being collectively referred to herein as the "Bankruptcy Exceptions") and will conform to all statements relating thereto in the Prospectus; and on the Closing Date, the Declaration will have been duly qualified under the 1939 Act.

                (xvii) All necessary action (corporate or otherwise) required to be taken for the authorization, issuance and sale of the Offered Securities pursuant to this Agreement and the Terms Agreement has been validly and sufficiently taken by the Trust and the Guarantor, including, without limitation, by the Guarantor as Sponsor. If the Offered Securities are convertible into Guarantor Common Stock, the Offered Securities are convertible into Guarantor Common Stock in accordance with their terms and the terms of the Declaration and the Indenture.

               (xviii)    If the Offered Securities are convertible into
         Guarantor Common Stock, the Guarantor Common Stock issuable upon conversion of the Offered Securities pursuant to the terms of the Declaration and the Indenture has been duly authorized by the Guarantor and validly reserved for issuance by the Guarantor upon such conversion by all necessary corporate action and such Guarantor Common Stock, when duly issued upon such conversion, will be validly issued and fully paid and nonassessable; no holder thereof will be subject to personal liability solely by reason of being such a holder; and the issuance of such Guarantor Common Stock upon such conversion will not be subject to preemptive rights.

                 (xix) If the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock issuable upon exchange of the Offered Securities pursuant to the terms of the Declaration and the Indenture has been duly authorized by the Guarantor and validly reserved for issuance by the Guarantor upon such exchange by all necessary corporate action and such Guarantor Preferred Stock, when duly issued upon such exchange, will be validly issued and fully paid and nonassessable; no holder thereof will be subject to personal liability solely by reason of being such a holder; and the issuance of such Guarantor Preferred Stock upon such exchange will not be subject to preemptive rights.

                  (xx) Each of the Guarantee Agreements between the Guarantor and the Guarantee Trustee has been duly and validly authorized, executed and delivered by the Guarantor, and constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with their respective terms, except to the extent that the enforcement thereof is subject to the Bankruptcy Exceptions; each of the Guarantee Agreements conforms in all material respects to the descriptions thereof in the Registration Statement and the Prospectus; and the Preferred Securities

         Guarantee Agreement, on the Closing Date, will have been duly qualified under the 1939 Act.

                 (xxi) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth in the Terms Agreement, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Declaration and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit.

                (xxii) The Indenture has been duly authorized by SCI Financing and the Guarantor and, when validly executed and delivered by SCI Financing and the Guarantor, will constitute a valid and binding agreement of each of SCI Financing and the Guarantor, enforceable against each of SCI Financing and the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture complies in all material respects with the requirements of the 1939 Act; the SCI Financing Indenture will conform to all statements relating thereto contained in the Prospectus; on the Closing Date, the Indenture will have been duly qualified under the 1939 Act; the Debt Securities Guarantee has been duly authorized by the Guarantor and, when validly executed and delivered by the Guarantor, will constitute a valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Debt Securities Guarantee will conform to all statements relating thereto contained in the Prospectus.

               (xxiii)    The Debt Securities have been duly authorized by SCI
         Financing and, on the Closing Date, will have been duly executed by SCI Financing and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of SCI Financing, enforceable against SCI Financing in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform to all statements relating thereto in the Prospectus.

                (xxiv) The Guarantor's obligations under the Preferred Securities Guarantee and Common Securities Guarantee are subordinate and junior in right of payment to all liabilities of the Guarantor (except as set forth in the Preferred Securities Guarantee Agreement) and are pari passu with the most senior preferred stock issued or guaranteed by the Guarantor. The Financing Debt Securities and the Financing Debt Securities Guarantee are subordinate and junior in right of payment to all "Senior Indebtedness" as defined in the Financing Supplemental Indenture.

                 (xxv) The Regular Trustees are employees of the Guarantor and have been duly authorized by the Guarantor to execute and deliver the Declaration; the Declaration has been duly executed and delivered by the Regular Trustees and is a valid and binding obligation of each Regular Trustee, enforceable against such Regular Trustee in accordance with its terms.

                (xxvi) The execution and delivery by the Trust, SCI Financing or the Guarantor, as the case may be, of, and the full and timely performance by the Trust, SCI Financing or the Guarantor, as the case may be, of their respective obligations under, this Agreement, the Terms Agreement, the Trust Agreements, the Preferred Securities, the Common Securities, the Debt Securities, the Guarantee Agreements, the Indenture and the Debt Securities Guarantee, the consummation of each of the transactions contemplated herein and therein, the issuance of the Guarantor Common Stock upon conversion of the Offered Securities (if the Offered Securities are convertible into the Guarantor Common Stock), the issuance of the Guarantor Preferred Stock upon exchange for the Offered Securities (if the Offered Securities are exchangeable for Guarantor Preferred Stock) and the full and timely performance by the Guarantor of the Undertakings, (A) have been duly authorized by all necessary action (corporate or otherwise) on the part of each of the Trust, SCI Financing or the Guarantor, as the case may be, (B) do not and will not result in any violation of the Trust Agreements or the articles of incorporation or by-laws of the Guarantor or SCI Financing, as the case may be, and (C) do not and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of, the Trust, SCI Financing, the Guarantor or any Subsidiary under (I) any indenture, mortgage, loan agreement, note, lease, license, partnership agreement, franchise agreement or other agreement or instrument to which the Trust, SCI Financing, the Guarantor or any Subsidiary is a party or by which any of them may be bound or affected or to which any of their respective properties or assets may be subject (each, a "Contract" and collectively, the "Contracts"), other than any such conflict, breach, default, acceleration, prepayment, lien, charge or encumbrance that could not, individually or in the aggregate, reasonably be expected to result in any material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Trust (each, a "Trust Material Adverse Effect") or any Guarantor Material Adverse Effect or, with respect to the Trust and SCI Financing, a material adverse effect on the rights or remedies of any of the purchasers of the Offered Securities, (II) any existing applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America) or (III) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, SCI Financing, the Guarantor or any Subsidiary or any of their respective properties or assets.

               (xxvii)    No authorization, approval, consent or license of, or
         filing with, any government, governmental instrumentality or court, domestic or foreign (other than as have been made and obtained and are in full force and effect under the Securities Act or as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America), is or will be required for the valid authorization, issuance, sale and delivery of the Offered Securities or the Common Securities by the Trust, the Debt Securities or the Debt Securities Guarantee, the Guarantees by the Guarantor, the Indenture, the issuance of the Guarantor Common Stock (if the Offered Securities are convertible into Guarantor Common Stock), the issuance of the Guarantor Preferred Stock (if the Offered Securities are exchangeable for Guarantor Preferred Stock), the execution and delivery by the Trust, SCI Financing and the Guarantor of, or the full and timely performance by the Trust, SCI Financing and the Guarantor of each of their respective obligations under, this Agreement, the Terms Agreement, the Trust Agreements, the Preferred Securities, the Common Securities, the Debt Securities and the Debt Securities Guarantee, the Guarantee Agreements and the Indenture.

              (xxviii)    There are no contracts or other documents that are
         required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

                (xxix) No holder of any securities of the Trust or of the Guarantor or any Subsidiary has any rights, not effectively satisfied or waived, to require the Trust or the Guarantor to register the sale of any securities under the Securities Act in connection with the filing of the Registration Statement or the consummation of the transactions contemplated therein or pursuant to this Agreement or the Terms Agreement.

                 (xxx) Each of the Trust, SCI Financing, the Guarantor and each of the Subsidiaries is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (collectively, "Environmental Laws"), except where such noncompliance with Environmental Laws could not, singly or in the aggregate, reasonably be expected to have a Trust Material Adverse Effect or a Guarantor Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                (xxxi) Each of the Trust, SCI Financing, the Guarantor and each of the Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, could not, singly or in the aggregate, reasonably be expected to have a Trust Material Adverse Effect or a Guarantor Material Adverse Effect or, with respect to the Trust and SCI Financing, a material adverse effect on the rights or remedies of the purchasers of the Offered Securities, and none of the Trust, SCI Financing, the Guarantor or any Subsidiary has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus and except, in each case, where such revocation or modification could not, singly or in the aggregate, reasonably be expected to have a Trust Material Adverse Effect or a Guarantor Material Adverse Effect or, with respect to the Trust and SCI Financing, a material adverse effect on the rights or remedies of the purchasers of the Offered Securities; and the Trust, SCI Financing, the Guarantor and each Subsidiary are in compliance with all laws and regulations relating to the conduct of their respective businesses as conducted as set forth in the Registration Statement and the Prospectus, except where noncompliance with such laws or regulations could not, singly or in the aggregate, reasonably be expected to have a Trust Material Adverse Effect or a Guarantor Material Adverse Effect or, with respect to the Trust and SCI Financing, a material adverse effect on the rights or remedies of the purchasers of the Offered Securities.

               (xxxii)    To the best knowledge of the Guarantor, each of the
         Guarantor and the Subsidiaries owns or possesses the patents, patent licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property") reasonably necessary to carry on the business conducted by each as conducted on the date hereof, except to the extent that the failure to own or possess such Intellectual Property could not, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect, and, except as set forth in the Registration Statement and the Prospectus, neither the Guarantor nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which if accurate could not, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect.

              (xxxiii)    Except as set forth in the Registration Statement and
         the Prospectus, no authorization, approval or consent of any governmental authority or agency is required (other than those which have already been obtained) under the laws of any jurisdiction in which the Guarantor or any of the Subsidiaries conduct their respective businesses in connection with the ownership by the Guarantor of capital stock of any Subsidiary, any foreign exchange controls or the repatriation of any amount from or to the Guarantor and the Subsidiaries, except to the extent such authorizations, approvals or consents have been obtained and are in full force and effect and except to the extent that the failure to obtain any such authorization, approval or consent could not, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect.

               (xxxiv)    Neither the Trust nor the Guarantor has taken or will
         take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Offered Securities or, if the Offered Securities are convertible into the Guarantor Common Stock, the Guarantor Common Stock or, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock, and neither the Trust nor the Guarantor has distributed and neither the Trust nor the Guarantor will distribute any prospectus or other offering material in connection with the offering and sale of the Offered Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other materials permitted under the Securities Act.

                (xxxv) Except as set forth in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any government, governmental or regulatory instrumentality, agency or body or court, domestic or foreign, or any arbitrator, now pending or, to the best knowledge of the Trust or the Guarantor, threatened against or affecting the Trust, SCI Financing, the Guarantor or any Subsidiary or any affiliate of the Trust or the Guarantor that, singly or in the aggregate with all such other actions, suits and proceedings
         (i) could reasonably be expected to have a Trust Material Adverse Effect or a Guarantor Material Adverse Effect or, with respect to the Trust and SCI Financing, a material adverse effect on the rights or remedies of the purchasers of the Offered Securities or could reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated in this Agreement, any Trust Document or Trust Agreement or any Guarantor Document or (ii) is required to be described in the Registration Statement or the Prospectus that is not so described.

               (xxxvi)    None of the Trust, SCI Financing, the Guarantor or
         any of the Subsidiaries (i) is in violation of, with respect to the Trust, any Trust Agreement or, with respect to the Guarantor and the Subsidiaries, its articles of incorporation, by-laws or other organizational documents or (ii) is or with the giving of notice or lapse of time or both would be in violation of, or in breach of or in default under or in the performance or observance of, any obligation, agreement, covenant or condition contained in this Agreement, the Terms Agreement, any Trust Document, the Preferred Securities, the Common Securities, the Debt Securities, the Debt Securities Guarantee, any Guarantee Agreement, the Indenture or any

         Contract or of any permit, order, decree, judgment, statute, rule or regulation, foreign or domestic, applicable to the Trust, SCI Financing, the Guarantor or any Subsidiary, except for such violations, breaches or defaults that could not, singly or in the aggregate, reasonably be expected to have a Trust Material Adverse Effect or a Guarantor Material Adverse Effect.

              (xxxvii)    Neither the Trust nor the Guarantor is an "investment
         company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended or a holding company or a subsidiary of a holding company under the Public Utility Holding Company Act of 1935.

             (xxxviii)    Each of the Trust and the Guarantor has complied with
         all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

               (xxxix)    The statistical and market-related data included or
         incorporated by reference in the Registration Statement and the Prospectus are based on or derived from sources which the Guarantor believes to be reliable and accurate or represent the Guarantor's good faith estimates that are made on the basis of data derived from such sources.

                  (xl) Neither the Trust nor the Guarantor knows of any outstanding claims for services, either in the nature of a finder's fee or origination fee, with respect to the transactions contemplated hereby and by the Terms Agreement, other than the underwriting fees and compensation to be paid to the Underwriters in accordance with this Agreement.

                 (xli) No labor disputes exist with employees of the Guarantor or of the Subsidiaries that could, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect.

                (xlii) The Property Trustee has been appointed as property trustee under the Declaration and as indenture trustee for the purposes of the 1939 Act to undertake such actions and perform such functions as set forth in a Prospectus Supplement.

                 Any certificate signed by any Trustee of the Trust or officer of the Guarantor and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Trust and the Guarantor to each Underwriter as to the matters covered thereby.

                 5. Agreements of the Trust and the Guarantor. Each of the Trust and the Guarantor jointly and severally covenants and agrees with each Underwriter as follows (with respect to clauses (l) and (n) below of this Section 5, solely the Guarantor so agrees):

                 (a) To use their respective reasonable best efforts to cause any amendment to the Registration Statement to become effective at the earliest possible time.

                 (b) To furnish to each of the Representatives, without charge, as many signed copies of the Registration Statement (as originally filed) and each amendment thereto and each document incorporated or deemed incorporated therein, in each case including exhibits filed therewith or incorporated therein, as the Representatives may reasonably request, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representatives may reasonably request.

                 (c) To give the Underwriters prompt notice of their intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, to furnish the Underwriters and their counsel with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and not to file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall object. Subject to the foregoing sentence, the Trust and the Guarantor will cause each Prospectus Supplement relating to the Offered Securities to be filed with the Commission pursuant to the applicable paragraph of Rule 424 under the Securities Act within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing.

                 (d) To advise the Representatives and their counsel promptly, and to confirm such advice in writing, (i) when any Prospectus Supplement relating to the Offered Securities shall have been filed with the Commission pursuant to Rule 424 under the Securities Act, (ii) when, prior to the termination of the offering of the Offered Securities, any amendment to the Registration Statement shall have been filed with the Commission or become effective, (iii) of the receipt of any comments from the Commission or of any request by the

         Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Prospectus or Prospectus Supplement or the initiation or threatening of any proceeding for that purpose and (v) of the receipt by the Trust or the Guarantor of any notification with respect to any suspension of the qualification of the Offered Securities for offer and sale in any jurisdiction or the initiation of any proceeding for such purpose; and to use their respective reasonable best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (e) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of the Underwriters' counsel a prospectus relating to the Offered Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur, information shall become known or condition exist as a result of which it is necessary or advisable to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Prospectus to comply with law, forthwith, at the sole expense of the Guarantor, to prepare, and, subject to Section 5(c) above, file with the Commission and furnish, without charge, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Trust or the Guarantor) to which Offered Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

                 (f) To endeavor to qualify the Offered Securities and the Debt Securities, as the case may be (and, if the Offered Securities are convertible into Guarantor Common Stock as exchangeable for Guarantor Preferred Stock, the Guarantor Common Stock and/or the Guarantor Preferred Stock, as the case may be) for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall request and to continue such qualification in effect so long as required for distribution of the Offered Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) incurred in connection with such qualification; provided, however, that neither the Trust nor the Guarantor shall be required to file a general consent to service of process in any jurisdiction or subject itself to general taxation in any jurisdiction.

                 (g) To make generally available to its security holders and to the Representatives as soon as practicable, but not later than 15 months, after the date of each Terms Agreement an earnings statement, covering a period of at least 12 months beginning after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Guarantor's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Rule 158 under the Securities Act and Section 11(a) of the Securities Act.

                 (h) For a period of 120 days after the Representation Date, without the prior written consent of the Representative designated in the Terms Agreement, not to, and not cause or permit any subsidiary to, directly or indirectly, effect any offer, sale or other disposition of, or registration of, any shares of securities of the Trust or of the Guarantor of the same class as the Offered Securities (including, without limitation, any depositary shares representing the same) or, if the Offered Securities are convertible into Guarantor Common Stock, the Guarantor Common Stock or, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock or any securities convertible into or exchangeable or exercisable for shares of securities of the Trust or of the Guarantor of the same class as the Offered Securities or, if the Offered Securities are convertible into the Guarantor Common Stock, the Guarantor Common Stock or, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock or of any debt securities of or guaranteed by the Guarantor or SCI Financing similar to the Debt Securities other than (A) the Offered Securities to be sold pursuant to the Terms Agreement, (B) shares of capital stock of the Guarantor issued upon conversion, exchange or exercise of convertible, exchangeable or exercisable securities (including, without limitation, the Offered Securities) of the Trust, of the Guarantor, of LLC or of any Subsidiary outstanding on the Representation Date and (C) shares of Guarantor Common Stock and options thereunder issued pursuant to employee benefit plans of the Guarantor in place on the Representation Date as in effect on the

         Representation Date, and other than pursuant to such other exceptions, if any, as are agreed to by the Representatives and set forth in the Terms Agreement.

                 (i) Whether or not the transactions contemplated hereby or by the Terms Agreement are consummated or this Agreement is terminated or shall not become effective, to pay all costs and expenses incident or relating to the performance of the Trust's and the Guarantor's obligations hereunder, including, without limiting the generality of the foregoing, all costs and expenses (i) incurred in connection with the preparation, issuance, execution and delivery of the Offered Securities and the Debt Securities (and, if the Offered Securities are convertible into Guarantor Common Stock, the Guarantor Common Stock issuable upon conversion thereof and, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock issuable upon exchange therefor), (ii) incurred in connection with the preparation, printing and filing under the Securities Act and the Exchange Act of the Registration Statement, the Prospectus, any preliminary prospectus and each Prospectus Supplement (including in each case all exhibits, amendments and supplements thereto and all documents incorporated therein by reference), (iii) incurred in connection with the registration or qualification of the Offered Securities and the Debt Securities (and, if the Offered Securities are convertible into Guarantor Common Stock, the Guarantor Common Stock issuable upon conversion thereof and, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock issuable upon exchange therefor) under the laws of such jurisdictions as the Representatives may request (including filing fees and the fees of counsel for the Underwriters and their disbursements), (iv) in connection with the listing of the Offered Securities and the Debt Securities (and, if the Offered Securities are convertible into Guarantor Common Stock, the Guarantor Common Stock issuable upon conversion thereof and, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock issuable upon exchange therefor), on the New York Stock Exchange, (v) relating to any filing with the National Association of Securities Dealers Inc. (the NASD") in connection with the offering of the Offered Securities, (vi) incurred in connection with the engagement of any qualified independent underwriter as may be required by NASD rules and regulations, (vii) incurred in connection with the rating of the Offered Securities, (viii) incurred in connection with advertising relating to the Offered Securities approved by the Guarantor (which approval shall not be unreasonably withheld or delayed), (ix) relating to the fees and expenses of the transfer agent and registrar for the Offered Securities (and, if the Offered Securities are convertible into Guarantor Common Stock, the Guarantor Common Stock issuable upon conversion thereof and, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock issuable upon exchange therefor), (x) relating to the fees and expenses of the Property Trustee, the Guarantee Trustee and the Debt Trustee, including the fees and disbursements of counsel for the Property Trustee, the Guarantee Trustee and the Debt Trustee in connection with the Declaration, the Certificate of Trust, the Guarantee Agreements and the Indentures,
         (xi) relating to any fees payable in connection with the rating of the Preferred Securities and the Debt Securities, (xii) relating to the cost of qualifying the Preferred Securities with The Depository Trust Company and (xiii) relating to or in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Terms Agreement, the Trust Agreements, the Preferred Securities, the Common Securities, the Debt Securities, the Guarantee Agreements, the Indentures, the agreement among underwriters, each other document or instrument relating to the underwriting arrangements and the coordination of the offering of the Offered Securities by the U.S. Underwriters and the International Managers, if applicable, any dealer agreements, the Preliminary and Supplemental Blue Sky Memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement, the Prospectus and each Prospectus Supplement, including mailing and shipping, as herein provided.

                 (j) To furnish to the Representatives for a period of five years after the Representation Date copies of all reports or other communications (financial or other) furnished to holders of the Trust's or the Guarantor's capital stock, and copies of any reports and financial statements furnished to or filed with the Commission.

                 (k) To use, and to cause the Trust to use, the proceeds of the sale of the Offered Securities, together with the proceeds from the sale of the Common Securities to purchase the Debt Securities; and to use the net proceeds of the offering of the Offered Securities as set forth in the Prospectus under the caption "Use of Proceeds."

                 (l) During the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, to file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time period required by the Exchange Act and the Exchange Act Regulations.

                 (m) To use their respective best efforts to effect the listing of the Offered Securities (including, if the Offered Securities are convertible into Guarantor Common Stock, the shares of Guarantor Common Stock issuable upon the conversion of the Offered Securities and, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the shares of Guarantor Preferred Stock issuable upon the exchange of the Offered Securities) on the New York Stock Exchange on the Representation Date; and if the Debt Securities are issued in exchange for the Preferred Securities, to use their reasonable best efforts to effect the listing of the Debt Securities on the exchange on which the Preferred Securities are then listed.

                 (n) If the Offered Securities are convertible into Guarantor Common Stock, to reserve and keep available at all times, free of preemptive rights, sufficient shares of Guarantor Common Stock to satisfy any obligations to issue shares of Guarantor Common Stock upon conversion of all of the Offered Securities that are convertible into Guarantor Common Stock.

                 (o) If the Offered Securities are exchangeable for Guarantor Preferred Stock, to reserve and keep available at all times, free of preemptive rights, sufficient shares of Guarantor Preferred Stock to satisfy any obligations to issue shares of Guarantor Preferred Stock upon exchange of all of the Offered Securities that are exchangeable for Guarantor Preferred Stock.

                 6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder to purchase the Underwritten Securities are subject to the following conditions:

                 (a) If any amendment to the Registration Statement filed prior to the Representation Date has not been declared effective as of the Representation Date, such amendment shall have become effective not later than 5:30 P.M. on the Representation Date; and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission.
         The price of the Offered Securities and any price-related information previously omitted from the effective Registration Statement and the Prospectus Supplement shall have been transmitted to the Commission for filing pursuant to Rule 424 under the Securities Act within the prescribed time period and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing.

                 (b) The representations and warranties of each of the Trust and the Guarantor contained herein and in the Terms Agreement shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date and each of the Trust and the Guarantor shall have complied with all agreements and satisfied all conditions on their respective part to be performed or satisfied hereunder at or prior to the Closing Date.

                 (c) Subsequent to the Representation Date and prior to the Closing Date, there shall not have occurred any Trust Material Adverse Change or any Guarantor Material Adverse Change or any development involving a Prospective Trust Material Adverse Change or any Prospective Guarantor Material Adverse Change other than as set forth in the Registration Statement and the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwritten Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus. As used in this
         Section 6(c), "Prospectus" shall mean the Prospectus first used to confirm sales of the Offered Securities exclusive of any amendment or supplement thereto thereafter.

                 (d) The Representatives shall have received on and as of the Closing Date a certificate of each of the Trust and of the Guarantor signed by the Chief Executive Officer, the Chief Operating Officer or the Chief Financial Officer of the Guarantor and a certificate of a Trustee of the Trust to the effect set forth in subsections (a) and (b) of this Section 6 and to the further effect that since the most recent date as of which information is given in the Prospectus there shall not have occurred any Guarantor Material Adverse Change or any Trust Material Adverse Change, as the case may be, or any development involving a Prospective Guarantor Material Adverse Change or any Prospective Trust Material Adverse Change. As used in this Section 6(d), Prospectus" shall mean the Prospectus first used to confirm sales of the Offered Securities exclusive of any amendment or supplement thereto thereafter.

                 (e)      The Representatives shall have received on the
         Closing Date a signed opinion of [                                  ],
         counsel for the Guarantor and special Delaware counsel for the Trust, addressed to the Underwriters and dated the Closing Date and satisfactory to counsel for the Underwriters, to the effect that:

                            (i)   Each of this Agreement and the Terms
                 Agreement has been duly and validly authorized, executed and delivered by each of the Trust and the Guarantor.

                           (ii) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust has all necessary power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Terms Agreement, the Preferred Securities and the Common Securities and is not required to be authorized to do business in any other jurisdiction; and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                          (iii) The Declaration has been duly authorized, executed and delivered by the Guarantor and the Trustees and is a valid and binding obligation of the Guarantor enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) (such exceptions being hereinafter referred to as the "Bankruptcy Exceptions"); and the Declaration has been duly qualified under the 1939 Act.

                           (iv) Each of the Trust and the Guarantor meets the registrant requirements for use of Form S-3 under the Securities Act.

                            (v) The statements in the Prospectus under the captions "Risk Factors," "Description of Trust Preferred Securities," "Description of Financing Subordinated Debt Securities" and "Description of Company Debt Securities" insofar as they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and are correct in all material respects.

                           (vi)   The Common Securities, the Preferred
                 Securities, the Debt Securities, each of the Guarantees, the Declaration, the Indenture and the Guarantee

                 Agreements conform to all statements relating thereto contained in the Prospectus.

                          (vii) All of the issued and outstanding Common Securities of the Trust are directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                         (viii) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Guarantor and, assuming it is duly authorized, executed and delivered by the Guarantee Trustee, constitutes a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act; and each of the Guarantee Agreements conforms in all material respects to the description thereof in the Registration Statement and the Prospectus.

                           (ix) The Indenture has been duly authorized, executed and delivered by SCI Financing and the Guarantor and, assuming due authorization, execution and delivery thereof by the Debt Trustee, is a valid and binding obligation of each of SCI Financing and the Guarantor, enforceable against each of SCI Financing and the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture complies as to form in all material respects with the requirements of the 1939 Act; the Indenture has been duly qualified under the 1939 Act; the Debt Securities Guarantee has been duly authorized, executed and delivered by the Guarantor and constitutes a valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Debt Securities Guarantee conforms in all material respects to all statements relating thereto contained in the Prospectus.

                            (x)   The Debt Securities are in the form
                 contemplated by the Indenture; and the Debt Securities have been duly authorized, executed and delivered by SCI Financing and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of SCI Financing, enforceable against SCI Financing in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                           (xi)   The Guarantor's obligations under the
                 Guarantees are subordinate and junior in right of payment to all liabilities of the Guarantor (except as set forth in the Preferred Securities Guarantee Agreement) and are pari passu with the most senior preferred stock issued or guaranteed by the Guarantor.

                          (xii) The Declaration has been duly authorized, executed and delivered by the Guarantor and each of the Regular Trustees and constitutes a valid and binding obligation of the Guarantor and each of the Regular Trustees, enforceable against the Guarantor and each of the Regular Trustees in accordance with its terms, except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions.

                         (xiii) The Common Securities have been duly authorized by the Declaration and are validly issued and (subject to the terms of the Declaration) fully paid and non-assessable beneficial interest in the assets of the Trust; and the issuance of the Common Securities is not subject to preemptive or other similar rights.

                          (xiv) The Preferred Securities have been duly authorized by the Declaration and are validly issued and (subject to the terms of the Declaration) when delivered to and paid for by Underwriters pursuant to this Agreement will be validly issued, fully paid and non-assessable beneficial interests in the assets of the Trust; the holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit; and the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

                           (xv) The issuance and sale by the Trust of the Preferred Securities and Common Securities; the execution, delivery and performance by the Trust of this Agreement and the Terms Agreement; the consummation of the transactions contemplated herein and therein; and compliance by the Trust with its obligations hereunder and thereunder have been duly authorized by all necessary actions of the Trust and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust is a party or by which it or any of them may be bound, or to which any of the property or assets of the trust is subject, nor will such action result in any violation of the provisions of the Certificate of Trust or the Declaration, or any applicable law, administrative regulation or administrative or court decree to which it is subject.

                          (xvi) The number of authorized shares of capital stock of the Trust and the Guarantor is as set forth in the Prospectus under "Capitalization" and the authorized capital stock of each of the Trust and the Guarantor conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

                         (xvii) If the Offered Securities are convertible into Guarantor Common Stock: upon issuance and delivery of the Offered Securities, the Offered Securities shall be convertible at the option of the holder thereof into Guarantor Common Stock in accordance with the terms of the Offered Securities and the Indenture; the Guarantor Common Stock issuable upon conversion of the Offered Securities has been duly authorized and validly reserved for issuance upon such conversion by all necessary corporate action on the part of the Guarantor, and such Guarantor Common Stock, when issued upon such conversion, will be validly issued, fully paid and nonassessable; no holder of the Guarantor Common Stock will be subject to personal liability solely by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to preemptive rights arising by operation of law or under the charter or by-laws of the Guarantor.

                        (xviii)   If the Offered Securities are exchangeable
                 for Guarantor Preferred Stock: upon issuance and delivery of the Offered Securities, the Offered Securities shall be exchangeable at the option of the holder thereof into Guarantor Preferred Stock in accordance with the terms of the Offered Securities and the Indenture; the Guarantor Preferred Stock issuable upon exchange of the Offered Securities has been duly authorized and validly reserved for issuance upon such exchange by all necessary corporate action on the part of the Guarantor, and such Guarantor Preferred Stock, when issued upon such exchange, will be validly issued, fully paid and nonassessable; no holder of the Guarantor Preferred Stock will be subject to personal liability solely by reason of being such a holder; and the issuance of such shares upon such exchange will not be subject to preemptive rights arising by operation of law or under the charter or by-laws of the Guarantor.

                          (xix) At the time the Registration Statement and each amendment thereto became effective and at the Representation Date, the Registration Statement and the Prospectus (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) appear on their face to be appropriately responsive to the applicable requirements of the Securities Act.

                           (xx) The statements set forth or incorporated by reference in the Registration Statement and the Prospectus insofar as such statements purport to summarize certain provisions of the Offered Securities, the Debt Securities and, if the Offered Securities are convertible into Guarantor Common Stock, the Guarantor Common Stock and, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock provide a fair summary of such provisions.

                          (xxi) Such counsel does not know of any legal or governmental actions, suits or proceedings, pending or threatened, required to be disclosed in the Registration Statement which are not disclosed therein as required (provided that for such purpose such counsel need not regard any action, suit or proceeding to be "threatened" unless the potential litigant has manifested to a Trustee of the Trust or the management of the Guarantor or to such counsel a present intention to initiate such suit or proceeding).

                         (xxii)   Based upon such counsel's review of
                 applicable law, no authorization, approval, consent or order of any court or governmental or regulatory authority, body or agency or third party is or will be required in connection with (A) the offering, issuance or sale of the Offered Securities, the Common Securities or the Debt Securities, or, if the Offered Securities are convertible into Guarantor Common Stock, the valid authorization, issuance and delivery of the Guarantor Common Stock issuable upon conversion of the Offered Securities, or if the Offered Secutities are exchangeable for Guarantor Preferred Stock, the valid authorization, issuance and delivery of the Guarantor Preferred Stock issuable upon exchange of the Offered Securities or (B) the execution, delivery or full and timely performance by, to the extent each is a party thereto, each of the Trust, SCI Financing and the Guarantor, of this Agreement, the Terms Agreement, each of the Trust Agreements, the Preferred Securities, the Common Securities or the Debt Securities, as the case may be or the Indenture, the Debt Securities Guarantee and each of the Guarantee Agreements, except such as may be required under the Securities Act or state securities laws or under the Trust's and the Guarantor's listing agreement with the New York Stock Exchange.

                        (xxiii)   To the best of such counsel's knowledge and
                 information, the execution, delivery and the full and timely performance by, to the extent each is a party thereto, each of the Trust, SCI Financing and the Guarantor, of this Agreement, the Terms Agreement, each of the Trust Agreements, the Preferred Securities, the Common Securities, the Debt Securities, the Indenture, the Debt Securities Guarantee and each of the Guarantee Agreements, the consummation of each of the transactions contemplated herein and therein (including the issuance, sale and delivery of the Offered Securities and, if the Offered Securities are convertible into Guarantor Common Stock, the issuance of the Guarantor Common Stock upon conversion of the Offered Securities and, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the issuance of the Guarantor Preferred Stock upon exchange of the Offered Securities), the performance by the Guarantor of the Undertakings do not and will not conflict with or constitute a breach of, or default under (including, without limitation, any event which, with notice or lapse of time or both would constitute a breach of or a default under), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, SCI Financing, the Guarantor or any of the Subsidiaries pursuant to, any contract identified on a schedule to such opinion, nor will such action result in any violation of the provisions of the Certificate of Trust or Declaration or the charter or by-laws of SCI Financing or the Guarantor, as the case may be, or any applicable law, rule, regulation or administrative, regulatory or court judgment, order or decree, except for any breach, default, lien, charge or encumbrance under any such contract as could not, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect or a Trust Material Adverse Effect or, with respect to the Trust and SCI Financing, any material adverse effect on the rights or remedies of the purchasers of the Offered Securities.

                         (xxiv) The Trust is not in violation of its Certificate of Trust or the Declaration or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or any other instrument of which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject.

                          (xxv) Each document filed pursuant to the Exchange Act (other than the financial statements, schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) and incorporated or deemed to be incorporated by reference in the Prospectus appears on its face to be appropriately responsive to the applicable requirements of the Exchange Act.

                         (xxvi) Neither the Trust nor the Guarantor is an investment company under the Investment Company Act of 1940, or a holding company or a subsidiary of a holding company under the Public Utility Holding Company Act of 1935.

                        (xxvii)   SCI Financing has been duly incorporated, is
                 validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect.

                 Such counsel shall also state that they have been advised by the Commission that the Registration Statement has become effective under the Securities Act; that any required filings of the Prospectus pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); and that, based solely on conversations with the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to such counsel's knowledge, are contemplated under the Securities Act.

                 In addition, such counsel shall also include a statement to the effect that nothing has come to the attention of such counsel which leads such counsel to believe that (1) the Registration Statement (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not make any statement or express any opinion), when it became effective or at the Representation Date contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
         (2) the Prospectus (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein and those parts of the Registration Statement that constitute the Debt Trustee's, the Property Trustee's and the Guarantee Trustee's respective statements of Eligibility and Qualification under the 1939 Act (Form T-1) (collectively, the T-1s"), as to which such counsel need not make any statement or express any opinion) or any amendment or supplement thereto as of its date or at the Representation Date contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 Such counsel in rendering such opinion may rely as to certain matters of fact on certificates of Trustees of the Trust and of officers of the Guarantor and of public officials; provided, however, that (a) such counsel shall state that both such counsel, the Underwriters and counsel for the Underwriters are justified in relying upon such certificates and (b) such certificates shall have been delivered to the Representatives prior to the Closing Date. In rendering such opinion, such counsel may rely as to matters involving the application of laws of (1) unless such counsel is admitted to practice in the State of Texas, the State of Texas, upon the written opinion of James M. Shelger, General Counsel of the Guarantor, delivered pursuant to clause (f) below of this Section 6 and (2) any jurisdiction other than the State of New York or the United States or the General Corporation Law of the State of Delaware or the Delaware Act, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are reasonably satisfactory to counsel for the Underwriters; provided, however, that such counsel shall state that such counsel, the Underwriters and counsel for the Underwriters are justified in relying upon such opinion.

                 (f) The Representatives shall have received on the Closing Date a signed opinion of James M. Shelger, General Counsel of the Guarantor, addressed to the Underwriters and dated the Closing Date and satisfactory to counsel for the Underwriters, to the effect that:

                            (i) The Guarantor has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect.

                           (ii) Each Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect.

                          (iii)   Each of this Agreement and the Terms
                 Agreement has been duly authorized, executed and delivered by each of the Trust and the Guarantor.

                           (iv) The Declaration has been duly authorized by the Guarantor as Sponsor of the Trust pursuant to the Trust's Certificate of Trust and is in full force and effect.

                            (v) The Indenture has been duly authorized, executed and delivered by SCI Financing and the Guarantor and, assuming due authorization, execution and delivery thereof by the Debt Trustee, is a valid and binding obligation of each of SCI Financing and the Guarantor, enforceable against each of SCI Financing and the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture complies as to form in all material respects with the requirements of the

                 1939 Act; the Indenture has been duly qualified under the 1939 Act; the Debt Securities Guarantee has been duly authorized, executed and delivered by the Guarantor and constitutes a valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Debt Securities Guarantee conforms in all material respects to all statements relating thereto contained in the Prospectus.

                           (vi)   The Debt Securities are in the form
                 contemplated by the Indenture; and the Debt Securities have been duly authorized, executed and delivered by SCI Financing and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of SCI Financing, enforceable against SCI Financing in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                          (vii) If the Offered Securities are convertible into Guarantor Common Stock: upon issuance and delivery of the Offered Securities, the Offered Securities shall be convertible at the option of the holder thereof into Common Stock in accordance with the terms of the Offered Securities and the Indenture; the Guarantor Common Stock issuable upon conversion of the Offered Securities has been duly authorized and validly reserved for issuance upon such conversion by all necessary corporate action on the part of the Guarantor, and such Guarantor Common Stock, when issued upon such conversion, will be validly issued, fully paid and nonassessable; no holder of the Guarantor Common Stock will be subject to personal liability solely by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to preemptive rights arising by operation of law or under the charter or by-laws of the Guarantor.

                         (viii) All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel's knowledge and information, after due inquiry, except as set forth in the Registration Statement and the Prospectus, is owned by the Guarantor, directly or indirectly, free and clear of any perfected security interest, and, to the best of such counsel's knowledge, after due inquiry, any other security interests or claims.

                           (ix) Each of the Guarantee Agreements has been duly and validly authorized, executed and delivered by the Guarantor and, assuming it is duly authorized, executed and delivered by the Guarantee Trustee, constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and each of the Guarantee Agreements conforms in all material respects to the descriptions thereof in the Registration Statement and the Prospectus.

                            (x) The statements set forth or incorporated by reference in the Registration Statement and the Prospectus insofar as such statements purport to summarize certain provisions of the Offered Securities and, if the Offered Securities are convertible into Guarantor Common Stock, the Guarantor Common Stock and, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock provide a fair summary of such provisions.

                           (xi) Such counsel does not know of any legal or governmental actions, suits or proceedings, pending or threatened, required to be disclosed in the Registration Statement which are not disclosed therein as required (provided that for such purpose such counsel need not regard any action, suit or proceeding to be "threatened" unless the potential litigant has manifested to a Trustee of the Trust or the management of the Guarantor or to such counsel a present intention to initiate such suit or proceeding).

                          (xii) To the best of such counsel's knowledge and information, after due inquiry, there are no Contracts or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                         (xiii) Based on such counsel's review of applicable law, no authorization, approval, consent or order of any court or governmental or regulatory authority, body or agency or third party is or will be required in connection with (A) the offering, issuance or sale of the Offered Securities or the Debt Securities, or, if the Offered Securities are convertible into Guarantor Common Stock, the valid authorization, issuance and delivery of the Guarantor Common Stock issuable upon conversion of the Offered Securities, or, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the valid authorization, issuance and delivery of the Guarantor Preferred Stock, or (B) the execution, delivery or full and timely performance by, to the extent each is a party thereto, each of the Trust, SCI Financing and the Guarantor, of this Agreement, the Terms Agreement, each of the Trust Agreements, the Preferred Securities, the Common Securities, the Debt Securities, the Indenture, the Debt Securities Guarantee and each of the Guarantee Agreements, except such as may be required under the Securities Act or state securities laws or under the Trust's and the Guarantor's listing agreement with the New York Stock Exchange, Inc.

                          (xiv) To the best of such counsel's knowledge and information, the execution, delivery and the full and timely performance by, to the extent each is a party thereto, each of the Trust, SCI Financing and the Guarantor, of this Agreement, the Terms Agreement, the Indenture, the Debt Securities Guarantee and each of the Guarantee Agreements, the consummation of each of the transactions contemplated herein and therein (including the issuance, sale and delivery of the Offered Securities and, if the Offered Securities are convertible into Guarantor Common Stock, the issuance of the Guarantor Common Stock upon conversion of the Offered Securities and, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the issuance of the Guarantor Preferred Stock upon exchange of the Offered Securities), the performance by the Guarantor of the Undertakings do not and will not conflict with or constitute a breach of, or default under (including, without limitation, any event which, with notice or lapse of time, or both, would constitute a breach of or a default under), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of SCI Financing or the Guarantor or any of the Subsidiaries pursuant to, any contract identified on a schedule to such opinion, nor will such action result in any violation of the provisions of the Certificate of Trust or Declaration or the charter or by-laws of SCI Financing or the Guarantor, as the case may be, or any applicable law, rule, regulation or administrative, regulatory or court judgment, order or decree, except for any breach, default, lien, charge or encumbrance under any such contract as could not, singly or in the aggregate, reasonably be expected to have a Guarantor Material Adverse Effect or a Trust Material Adverse Effect or, with respect to the Trust and SCI Financing, any material adverse effect on the rights or remedies of the purchasers of the Offered Securities.

                 In addition, such counsel shall also include a statement to the effect that nothing has come to the attention of such counsel which leads such counsel to believe that (1) the Registration Statement (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not make any statement or express any opinion), when it became effective or at the Representation Date, contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) the Prospectus (other than the financial statements and schedules and other financial or statistical data included or incorporated by reference therein and those parts of the Registration Statement that constitute the T-1s, as to which such counsel need not make any statement or express any opinion) or any amendment or supplement thereto as of its date or at the Representation Date contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 Such counsel in rendering such opinion may rely as to certain matters of fact on certificates of Trustees of the Trust and of officers of the Guarantor and of public officials; provided, however, that (a) such counsel shall state that such counsel, the Underwriters and counsel for the Underwriters are justified in relying upon such certificates and (b) such certificates shall have been delivered to the Representatives prior to the Closing Date. In rendering such opinion, such counsel may rely as to matters involving the application of laws of (1) the State of New York or the General Corporation Law of the State of Delaware or the Delaware Act upon the written opinion of
         [                     ] delivered pursuant to clause (e) above of this
         Section 6 and (2) any jurisdiction other than the State of Texas or the United States, to the extent he deems proper and specifies in such opinion, upon the opinion of other counsel who are reasonably satisfactory to counsel for the Underwriters; provided, however, that such counsel shall state that such counsel, the Underwriters and counsel for the Underwriters are justified in relying upon such opinion.

                 (g)      The Representatives shall have received on the
         Closing Date a signed opinion of [        ], counsel for [          ],
         as Property Trustee, under the Declaration, and Guarantee Trustee under the Guarantee Agreements, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                            (i)   [              ] is a Delaware banking
                 corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration and the Guarantee Agreements.

                           (ii) The execution, delivery and performance by the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreements have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Declaration and the Guarantee Agreements have been duly executed and delivered by the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligation of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

                          (iii) The execution, delivery and performance of the Declaration and the Guarantee Agreements by the Property Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee and the Guarantee Trustee, respectively.

                           (iv) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration and by the Guarantee Trustee of the Guarantee Agreements.

                            (v) The Property Trustee is the record holder of the Debt Securities or the Guarantor Debt Securities, as the case may be, and the Guarantees and no security interest, mortgage, pledge, lien, encumbrance, claim or equity is noted thereon or on the register.

                 (h) On the Representation Date and also on the Closing Date, Ernst & Young and Coopers & Lybrand shall have furnished to the Representatives signed letters, addressed to the Underwriters and dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information included or incorporated by reference in the Registration Statement and the Prospectus.

                 (i) The Representatives shall have received on and as of the Closing Date a favorable opinion of Cahill Gordon & Reindel, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In giving its opinion, Cahill Gordon & Reindel may rely as to certain matters of Texas law upon the opinion of James M. Shelger, which shall be delivered in accordance with Section 6(f) hereof, as to certain matters of Delaware law upon
         the opinion of [            ], special Delaware counsel to the
         Property Trustee and the Guarantee Trustee, which opinion shall be delivered in accordance with Section 6(g) hereof, and as to certain
         other matters of Delaware law upon the opinion of [          ],
         special Delaware counsel to the Trust, which shall be delivered in accordance with Section 6(e) hereof.

                 (j) On the Representation Date, the Offered Securities and, if the Offered Securities are convertible into Guarantor Common Stock, the Guarantor Common Stock issuable upon conversion of the Offered Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                 (k) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Trust and the Guarantor in connection with the issuance and sale of the Offered Securities (and, if the Offered Securities are convertible into Guarantor Common Stock, the Guarantor Common Stock and, if the Offered Securities are exchangeable for Guarantor Preferred Stock, the Guarantor Preferred Stock) as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

                 (l) On or prior to the Closing Date the Trust and the Guarantor shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

                 (m) Subsequent to the execution and delivery of the Terms Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Trust or the Guarantor by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                 (n) If the Offered Securities are convertible into Guarantor Common Stock or exchangeable for Guarantor Preferred Stock, the Guarantor shall have delivered to the Representatives written agreements, in form and substance satisfactory to the Representative designated in the Terms Agreement, with each of its executive officers who own capital stock of the Guarantor of a class which includes the Guarantor Common Stock or the Guarantor Preferred Stock, as the case may be, that no offer, sale or other disposition, or request or demand for registration under the Securities Act or inclusion in any other registration statement filed by the Trust or the Guarantor under the Securities Act, of any capital stock of the Guarantor of a class which includes the Guarantor Common Stock or the Guarantor Preferred Stock, as the case may be, or warrants, options, convertible, exercisable or exchangeable securities, or other rights to purchase or acquire, such capital stock (or any such right or exchangeable, exercisable or convertible security) owned by such person, or with respect to which such person has the power of disposition, will be made for a period of 90 days after the Representation Date, directly or indirectly, by such executive officer, otherwise than (i) with the prior written consent of the Representative designated in the Terms Agreement and (ii) pursuant to such exceptions, if any, as are agreed to by the Representatives and set forth in the Terms Agreement.

                 (o) There shall not have been any amendment or supplement to the Registration Statement or the Prospectus to which the Underwriters shall have objected.

                 (p)  The Representatives shall have received on the Closing
         Date a signed opinion of [         ], special counsel to the Trust and
         the Guarantor, addressed to the Underwriters and dated the Closing Date and satisfactory to counsel to the Underwriters, to the effect that the statements made in the Prospectus under the caption "Certain Federal Income Tax Considerations Regarding Trust Preferred Securities," to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly and accurately present the information disclosed therein in all material respects.

                 The several obligations of the Underwriters designated in the Terms Agreement to purchase Option Securities hereunder on the Additional Closing Date are, unless otherwise agreed by the Underwriters designated in the Terms Agreement, subject to the conditions set forth in paragraph (a) to and including paragraph (p) above on and as of the Additional Closing Date (references therein to the Closing Date shall be deemed references to the Additional Closing Date for this purpose), except that the certificate called for by paragraph (d), the opinions called for by paragraphs (e), (f), (g), (i) and (p) and the letters called for by paragraph (h) shall be dated as of, and delivered on, the Additional Closing Date, and to the delivery to the Representatives on the Additional Closing Date of such other documents as they may reasonably request.

                 7. Indemnification and Contribution. Each of the Trust and the Guarantor, jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation the legal fees and other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Trust or the Guarantor shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Guarantor in writing by such Underwriter through the Representatives expressly for use therein; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus and the Trust or the Guarantor has provided such Prospectus in accordance with paragraph 5(ii) hereof (as amended or supplemented if the Trust or the Guarantor shall have furnished any amendments or supplements thereto) and if it shall be established in the related action or proceeding that a copy of the Prospectus, if required by law (as so amended or supplemented, but exclusive of any documents incorporated therein by reference), shall not have been furnished to such person at or prior to the written confirmation of the sale of such Offered Securities to such person, except to the extent that such Prospectus contains any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related action or proceeding. For purposes of the proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any preliminary prospectus or the Prospectus to any person.

                 Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust, the Guarantor, the Trustees of the Trust, the directors of the Guarantor, the officers of the Guarantor who sign the Registration Statement and each person, if any, who controls the Trust or the Guarantor within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Trust or the Guarantor shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Guarantor in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 7 and Section 4(ii), the only written information furnished by the Underwriters to the Guarantor expressly for use in the Registration Statement and the Prospectus is the information in the last paragraph of the cover page of the

Prospectus Supplement and [     ] and [     ] under the table under the caption
"Underwriting" in the Prospectus Supplement.

                 If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs of this Section 7, such person (hereinafter called the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall promptly retain counsel satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) there has been a failure by the Indemnifying Person to retain promptly counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act and (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Trust, the Guarantor, their respective Trustees, directors and officers who sign the Registration Statement and each person, if any, who controls the Trust or the Guarantor within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Trust, the Guarantor, and such Trustees, directors, officers and control persons of the Trust or the Guarantor, such firm shall be designated in writing by the Guarantor. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (1) includes an unconditional written release of such Indemnified Person, in form and substance satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (2) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

                 If the indemnification provided for in the first or second paragraph of this Section 7 is unavailable to any extent to an Indemnified Person under such paragraph in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities as follows: as between the Trust and the Guarantor on the one hand and the Underwriters on the other (i) in such proportion as is appropriate to reflect the aggregate relative benefits received by the Trust and the Guarantor on the one hand and by the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Guarantor on the one hand and of the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Guarantor on the one hand and by the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Trust and the total underwriting compensation received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus bear to the aggregate public offering price of the Offered Securities. The relative fault of the Trust and the Guarantor on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Guarantor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Trust, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Offered Securities they have purchased hereunder, and not joint.

                 The indemnity and contribution agreements contained in this
Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

                 The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Trust and of the Guarantor contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Trust, the Guarantor, their respective Trustees, officers or directors or any other person controlling the Trust or the Guarantor and (iii) acceptance of and payment for any of the Offered Securities.

                 8. Termination of Agreement. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Option Securities Underwriters with respect to the Option Securities) may be terminated in the absolute discretion of the Representatives, by notice given to the Trust or the Guarantor, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Securities, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the National Association of Securities Dealers,
Inc., the American Stock Exchange or the [       ], (ii) trading of any
securities of the Trust or the Guarantor shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on
commercial banking activities in New York or [        ] shall have been
declared by either U.S. Federal, New York State or [         ] authorities or
exchange controls shall have been imposed by the United States, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                 9. Effectiveness of Agreement; Additional Obligations of the Underwriters. This Agreement shall become effective upon the later of (x) the Representation Date and (y) release of notification by the Commission of the effectiveness of the most recent amendment to the Registration Statement filed prior to the Closing Date.

                 If, on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Offered Securities which it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Offered Securities to be purchased on such date, the other Underwriters (with respect to the Option Securities, to the extent such Underwriters are Option Securities Underwriters) shall be obligated severally in the proportions that (1) with respect to Underwritten Securities the number of Underwritten Securities set forth opposite their respective names in the annex or annexes to Exhibit 1 hereto bears to the aggregate number of Underwritten Securities set forth opposite the names of all such non-defaulting Underwriters and (2) with respect to Option Securities, the number of Underwritten Securities set forth opposite their respective names in the annex or annexes to Exhibit 1 hereto bears to the aggregate number of

Underwritten Securities set forth opposite the names of all such non-defaulting Underwriters who are Option Securities Underwriters, or in such other proportions as the Representatives may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided, however, that in no event shall the number of Offered Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Offered Securities without the written consent of such Underwriter. If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities which it or they have agreed to purchase hereunder on such date, and the number of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Offered Securities to be purchased on such date, and arrangements satisfactory to the Representatives, the Trust and the Guarantor for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Securities, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter, the Trust or the Guarantor. In any such case either the Representatives or the Trust and the Guarantor shall have the right to postpone the Closing Date (or, in the case of the Option Securities, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                 10. Reimbursement upon Occurrence of Certain Events. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Trust or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Trust or the Guarantor shall be unable to perform their respective obligations under this Agreement, each of the Trust and the Guarantor jointly and severally agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder and pursuant to the Terms Agreement. In no event, however, shall the Trust or the Guarantor be responsible to the Underwriters for any loss of profits for failure to consummate the offering and sale of the Offered Securities.

                 11. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Trust, the Guarantor, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                 12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives at the address as set forth in the Terms Agreement. Notices to the Trust or the Guarantor shall be given to it at: Service Corporation International, 1929 Allen Parkway,
Houston, Texas 77019 (facsimile:  (713) [       ]); Attention:  [        ].

                 13. Counterparts; Applicable Law. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein, without giving effect to the conflicts of laws provisions thereof.

                 If the foregoing is in accordance with your understanding, please sign and return six counterparts hereof.

                                               Very truly yours,

                                               SCI FINANCING [I][II]


                                               By:______________________________
                                                      Name:
                                                      Title: Trustee


                                               By:______________________________
                                                      Name:
                                                      Title: Trustee


                                               SERVICE CORPORATION
                                                 INTERNATIONAL,
                                                 as Guarantor


                                               By:______________________________
                                                      Name:
                                                      Title:


CONFIRMED AND ACCEPTED,
  as of the date first above written


[Insert Signature block(s) for the
Representative or Representatives
acting on behalf of the Underwriters,
or for each Underwriter if
no Syndicate]

                                                                       EXHIBIT I



                             SCI FINANCING [I][II]

                               [        ] Shares

                             [TITLE OF SECURITIES]

              (liquidation amount of $[  ] per Preferred Security)

                       guaranteed to the extent set forth
                           in certain undertakings by

                       SERVICE CORPORATION INTERNATIONAL

                                TERMS AGREEMENT



                                                              [        ], 199[ ]


[              ]
[              ]
[              ]

Attention:  [            ]

Ladies and Gentlemen:

                 [               ] (the "Representative(s)") understand that
SCI Financing [I][II], a statutory business trust organized under the Business Trust Act of the State of Delaware (the "Trust"), and Service Corporation International, a Texas corporation, as guarantor and provider of certain
undertakings (the "Guarantor"), propose to issue and sell [     ] shares of
[describe Preferred Securities] (the "Underwritten Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the [U.S.] Underwriters named in Annex A attached hereto [and the International Managers named in Annex B attached hereto] offer to purchase, severally and not jointly, the number of Underwritten Securities set forth opposite the name of
each such Underwriter on Annex A [and Annex B] hereto at a price of $[     ]
per share (the "Purchase Price").  The Closing Date shall be [     ], 199[  ],
at [      ] A.M. at the offices of [                   ].

                 As compensation to the Underwriters for their commitments hereunder, and in view of the fact that proceeds of the sale of the Offered Securities will be used by the Trust to purchase [SCI Financing] [Guarantor] Debt Securities, the Guarantor hereby agrees to pay at [each of] the Closing Date [and the Additional Closing

Date] to the Underwriters $[       ] per Offered Security (as defined below)
purchased by the Underwriters.

                 [It is understood that, subject to the conditions hereinafter
stated, [           ] Underwritten Securities (the "U.S.  Underwritten
Securities") will be sold to the several U.S. Underwriters named in Annex A hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Underwritten Securities in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement between U.S. and International Underwriting Syndicates of even date herewith between
the U.S. Underwriters and the International Managers), and [               ]
Underwritten Securities (the "International Securities") will be sold to the several international managers named in Annex B hereto (the "International Managers") in connection with the offering and sale of such International Securities outside the United States and Canada to persons other than United
States and Canadian Persons.  [                         ] shall act as
representatives (the "U.S. Representatives") of the several U.S. Underwriters,
and [               ] shall act as representatives (the "International
Representatives") of the several International Managers. The U.S. Underwriters and the International Managers are hereinafter collectively referred to as the "Underwriters", and the U.S. Representatives and the International Representatives are hereinafter collectively referred to as the "Representatives."]

                 [In addition, the Representatives understand that the Trust and the Guarantor propose to issue and sell to the several [U.S.] Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Securities, at the option of the [U.S.] Underwriters, up to an
additional [          ] shares of the [describe Preferred Securities] (the
"Option Securities"). The Underwritten Securities and the Option Securities are herein referred to as the "Offered Securities."]

                 [The offer herein contained is further conditioned upon the Trust and the Guarantor agreeing to sell to the [U.S.] Underwriters the Option Securities, and agreeing that the [U.S.] Underwriters shall have a one-time
right to purchase,  severally and not jointly, up to [         ] Option
Securities at the Purchase Price. Option Securities may be purchased as provided below solely for the purpose of covering over-allotments made in connection with the offering of the Underwritten Securities. If any Option Securities are to be purchased, each [U.S.] Underwriter agrees, severally and not jointly, to purchase the number of Option Securities (subject to such adjustments to eliminate any fractional Offered Securities as the [U.S.] Representatives in their sole discretion may make) that bears the same proportion to the total number of Option Securities to be purchased as the number of [U.S.] Underwritten Securities set forth in Annex A hereto opposite the name of such [U.S.] Underwriter bears to the total number of [U.S.] Underwritten Securities.]

                 [The Trust's and the Guarantor's agreement to sell the Option Securities shall entitle the [U.S.] Underwriters to exercise the option to purchase the Option Securities at any time on or before the thirtieth day following the date of this Terms Agreement, by written notice from the [U.S.] Representatives to the Trust and the Guarantor. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date nor later than the tenth full Business Day after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 of the Underwriting Agreement referred to below). Such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.]

                 The Underwritten Securities shall have the following terms:

         Title:  [          ]
         Liquidation preference:  [           ]
         Dividend rate:  [      ]
         Dividend payment dates:  [      ]
         Conversion or exchange provisions:  [          ]
         Redemption provisions:  [      ]
         Public offering price:  $[      ] per share
         Additional terms:  [      ]

                 All the provisions contained in the document entitled
"Underwriting Agreement -- [               ] -- Trust Issued Preferred
Securities -- Service Corporation International" (the "Underwriting Agreement")
and dated [          ], [    ], a  copy of which you have previously received,
are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if the Underwriting Agreement had been set forth in full herein. Terms defined in the Underwriting Agreement are used herein as therein defined.

                 The Representative authorized to approve the form of agreement specified in Section 6(m) of the Underwriting Agreement and to give the consent specified in Section 5(h) and Section 6(m) of the Underwriting Agreement is
[          ].  [The additional exceptions to Section 5(h) are [            ].]

                 Any action by the Representatives hereunder may be taken by
the Representatives jointly or by [             ] alone on behalf of the
Representatives, and any such action taken by [            ] alone shall be
binding upon the Representatives.  Notices to the Underwriters shall be given
to the Representatives c/o [                   ] (facsimile:  ([   ]) [
]); Attention:  [          ].

                 This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly in such state, without giving effect to the conflicts of laws provisions thereof.

                 Please accept this offer no later than [     ] o'clock [ ].M.
on [           ], [    ], by signing a copy of this Terms Agreement in the
space set forth below and returning the signed copy to us, or by sending us a written acceptance in the following form:

                 "We hereby accept your offer, set forth in the Terms
Agreement, dated [         ], [    ], to purchase the Underwritten Securities
on the terms set forth therein and agree to and accept all other terms and provisions of the Terms Agreement [and hereby grant the [U.S.] Underwriters the option to purchase the Option Securities as more fully set forth in the Terms Agreement]."

                                               Very truly yours,



                                               By:______________________________
                                                      Name:
                                                      Title:

Accepted as of the date
first above written:

SCI FINANCING [I][II]


By:_______________________________
   Name:
   Title: Trustee


By:_______________________________
   Name:
   Title: Trustee


SERVICE CORPORATION INTERNATIONAL,
  as Guarantor



By:_______________________________
   Name:
   Title:

                                                                         ANNEX A


                                                                     Number of
                                                                [U.S.] Underwritten
                                                                    Securities
[U.S.] Underwriters                                               To Be Purchased
- -------------------                                             -------------------
                                                                     ---------

              Total:
                                                                     =========

                                                                         ANNEX B


                                                                       Number of
                                                                     International
                                                                     Underwritten
International                                                         Securities
  Managers                                                          To be Purchased
- -------------                                                       ---------------
                                                                       ---------

              Total:
                                                                       =========

                                                                      SCHEDULE I


                                       Significant Subsidiaries of the Guarantor
                                   Within the Meaning of Rule 1-02 of Regulation S-X under the Securities Exchange Act of 1934